                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 20, 2004
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                                LYNCH CORPORATION
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               (Exact Name of Registrant as specified in Charter)

Indiana                                 1-106                    38-1799862
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(State or other jurisdiction            (Commission            (IRS Employer
of incorporation)                       File Number)         Identification No.)

50 Kennedy Plaza, Suite 1250, Providence, RI                       02903
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code: 401-453-2007
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         (Former name or former address, if changed since last report.)

          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written  communications  pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

          |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    DEPARTURE  OF  DIRECTORS   OR  PRINCIPAL   OFFICERS;   ELECTION  OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
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             On September 20, 2004,  Ralph R. Papitto,  Chairman of the Board of
Directors of Lynch Corporation ("Lynch"), and Mario J. Gabelli, Vice-Chairman of
the Board of Directors of Lynch, each resigned from his respective position. Mr.
Papitto will now serve as Chairman  Emeritus.  Messrs.  Papitto and Gabelli will serve as Co-Chairmen of a newly constituted Board of Advisors of Lynch.

             On September 20, 2004, the Board of Directors of Lynch elected Marc
J.  Gabelli as its new  Chairman.  Mr.  Gabelli is not  expected to serve on any committees  of the  Board of  Directors.  Mr.  Gabelli  previously  served  as a director of Lynch, from May 2003 through May 2004.

                                    SIGNATURE
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             Pursuant to the  requirements  of the  Securities  Exchange  Act of
1934,  the  registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LYNCH CORPORATION

                                      By:
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                                      Raymond H. Keller
                                      Chief Financial Officer and Vice President

September 23, 2004